UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

Lucy Scientific Discovery Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41616	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301-1321 Blanshard Street Victoria, British Columbia, Canada	V8W 0B6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 410-5195

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	LSDI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Christopher McElvany

On July 24, 2023, Christopher McElvany resigned from his positions as Lucy Scientific Discovery Inc.’s (the “Company”) President and Chief Executive Officer (“CEO”) and resigned as a member of the Company’s Board of Directors (the “Board”). The Company and Mr. McElvany agreed that his last day of employment was July 14, 2023. Mr. McElvany did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Richard Nanula

On July 24, 2023, the Board ratified the appointment of Richard Nanula as CEO. Mr. Nanula, age 63, has served as our Chair and a director since February 2022 and has served as our Executive Chairman since February 2023. As noted in our prospectus dated February 8, 2023, Mr. Nanula is a highly experienced business advisor and senior executive with more than 35 years of experience in corporate finance and strategy including tenure with the Walt Disney Company (Disney), Starwood Hotels and Resorts, Amgen, and Colony Capital. Additionally, Mr. Nanula also served as a board member for Boeing Corporation and Starwood Capital.

Family Relationships

Mr. Nanula does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

Other than compensation paid to Mr. Nanula pursuant to the terms of his previously disclosed existing employment agreement (with such compensation to be reported in future filings pursuant to Item 402 of Regulation S-K) there have been no related party transactions between the Company and Mr. Nanula that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lucy Scientific Discovery, Inc.

Date: July 28, 2023	By:	/s/ Richard Nanula
	Name:	Richard Nanula
	Title:	Executive Chairman and Chief Executive Officer

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